Exhibit 10.1

FIRST AMENDMENT

TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This First Amendment to Second Amended and Restated Credit Agreement (this “Amendment”) is executed effective as of February 28, 2007 (the “Effective Date”), by and among AZZ incorporated, a Texas corporation (“Borrower”), and Bank of America, N.A., as Lender, Administrative Agent, Swing Line Lender and L/C Issuer (“Administrative Agent”).

A. Borrower and Administrative Agent are party to that certain Second Amended and Restated Credit Agreement dated as of May 25, 2006 (as may be amended, modified, supplemented, restated or amended and restated from time to time, the “Agreement”).

B. Borrower has requested that Administrative Agent amend certain terms and provisions of the Agreement.

C. Borrower and Administrative Agent have agreed, upon the following terms and conditions, to amend the Agreement subject to and upon the terms and conditions provided herein.

NOW, THEREFORE, in consideration of the mutual promises herein contained, and for other valuable consideration, the parties hereto agree as follows:

Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Agreement shall have the meaning assigned to such term in the Agreement.

Section 2. Amendments to Agreement. Effective as of the Effective Date, but subject to satisfaction of the conditions precedent set forth in Section 3 hereof, the Agreement is hereby amended as set forth below.

(a) Section 6.12(d) of the Agreement is amended to read in its entirety as follows:

“(d) Capital Expenditures. Not to make Capital Expenditures on a consolidated basis in an amount in excess of $14,000,000 during any fiscal year, excluding capital expenditures related to the new construction of the Central Electric Manufacturing Co. facility in an amount not to exceed $10,000,000 in the aggregate, without the prior consent of the Required Lenders.”

(b) Schedule 2.01 to the Agreement is deleted and replaced by Replacement Schedule 2.01 hereto.

Section 3. Conditions to Effectiveness. This Amendment shall become effective as of the Effective Date when and if Administrative Agent has received the following:

(a) this Amendment, duly executed by Borrower, each Guarantor and Administrative Agent;

(b) an amended and restated Note payable to the Administrative Agent in the amount of its Commitment under the Agreement after giving effect to this Amendment;

(c) a certificate of a Responsible Officer, certifying the names and true signatures of the officers of Borrower authorized to execute and deliver this Amendment;

(d)(i) for each Guarantor that is not a partnership, copies of the resolutions of the Board of Managers or Board of Directors of such Guarantor, approving and authorizing the execution, delivery and performance by such Guarantor of this Amendment and the transactions contemplated hereby, including the increase in the Commitment of the Administrative Agent under the Agreement, certified by a Responsible Officer of such Guarantor; and (ii) for each Guarantor that is a partnership, evidence of approval and authorization of the execution, delivery and performance by such Guarantor of this Amendment and the transactions contemplated hereby, including the increase in the Commitment of the Administrative Agent under the Agreement, accompanied by a certificate from the general partner or other appropriate managing partner;

(e) a certificate of a Responsible Officer (or general partner or other appropriate managing partner, as applicable) of each Guarantor, certifying the names and true signatures of the officers of such Guarantor authorized to execute and deliver this Amendment; and

(f) such other assurances, certificates, Loan Documents, other documents, consents and opinions as Administrative Agent may reasonably require.

Section 4. Representations and Warranties of Borrower. Borrower represents and warrants to Administrative Agent as set forth below.

(a) The execution, delivery and performance by Borrower of this Amendment and the transactions contemplated hereby, including the increase in the Commitment of the Administrative Agent under the Agreement, and the Agreement, as amended hereby, will be duly authorized by all necessary corporate action and do not and will not (i) require any consent or approval of any stockholder, security holder or creditor of Borrower, (ii) violate or conflict with any provision of Borrower’s Articles of Incorporation, (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or leased or hereafter acquired by Borrower, (iv) violate any Laws applicable to Borrower or (v) result in a breach of or constitute a default under, or cause or permit the acceleration of any obligation owed under, any indenture or loan or Agreement or any other material agreement to which Borrower is a party or by which Borrower or any of its Property is bound or affected.

(b) No authorization, consent, approval, order license or permit from, or filing, registration or qualification with, any Governmental Authority is or will be required to authorize or permit under applicable Law the execution, delivery and performance by Borrower of this Amendment and the transactions contemplated hereby, including the increase in the Commitment of the Administrative Agent under the Agreement, and the Agreement, as amended hereby.

(c) Each of this Amendment and the Agreement, as amended hereby, has been duly executed and delivered by Borrower and constitutes the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as enforcement may be limited by Debtor Relief Laws or equitable principles relating to the granting of specific performance and other equitable remedies as a matter of judicial discretion.

(d) The representations and warranties of Borrower contained in Article V of the Agreement are true and correct in all material respects as though made on and as of the Effective Date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they were true and correct as of such earlier date).

(e) No Default or Potential Default exists or would result from the effectiveness of this Amendment.

(f) Borrower agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents and certificates as Administrative Agent may reasonably request in order to create, perfect, preserve, and protect the guaranties, assurances, and Liens granted, conveyed or assigned by the Agreement and the other Loan Documents.

Section 5. Affirmative Covenant. Borrower shall, within three (3) business days after the meeting of Borrower’s Board of Directors scheduled for on or about April 2, 2007, deliver to Administrative Agent copies of the resolutions of Borrower’s Board of Directors approving and authorizing execution, delivery and performance by Borrower of this Amendment and the transactions contemplated hereby, including the increase in the Commitment of the Administrative Agent under the Agreement, certified by a Responsible Officer.

Section 6. Reference to and Effect on Loan Documents.

(a) On and after the Effective Date, each reference in the Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or any other expression of like import referring to the Agreement, and each reference in the other Loan Documents to “the Agreement,” “thereunder,” “thereof,” “therein” or any other expression of like import referring to the Agreement, shall mean and be a reference to the Agreement as amended by this Amendment.

(b) Except as specifically amended hereby, all provisions of the Agreement and all Collateral Documents shall remain in full force and effect and are hereby ratified and confirmed.

(c) Except as otherwise expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or Administrative Agent under any of the Loan Documents or constitute a waiver of any provision of any of the Loan Documents.

Section 7. Costs and Expenses. Borrower agrees to pay on demand all reasonable costs and expenses of Administrative Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of counsel for Administrative Agent with respect thereto and with respect to advising Administrative Agent as to its rights and responsibilities hereunder and thereunder.

Section 8. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. This agreement, when countersigned by the parties hereto, shall be a “Loan Document” as defined and referred to in the Agreement and the other Loan Documents.

Section 9. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

Section 10. ENTIRETY. THIS AMENDMENT, THE AGREEMENT, THE NOTES AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR

SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

AZZ incorporated

By:	/s/ Dana Perry
Dana Perry, Vice President

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Allison W. Connally
	Name:	Allison W. Connally
	Title:	Vice President

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Allison W. Connally
	Name:	Allison W. Connally
	Title:	Vice President

Signature Page to AZZ First Amendment

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and pursuant to Section 6.13 of the Agreement, the undersigned, each of which is a Subsidiary of Borrower, hereby join in that certain Guaranty dated as of November 1, 2001 (as amended, modified, supplemented and/or restated), executed by certain other Subsidiaries of Borrower, and agree to be bound as a Guarantor thereunder.

New Guarantors:

WITT GALVANIZING CINCINNATI, INC.

WITT GALVANIZING MUNCIE, INC.

WITT GALVANIZING PLYMOUTH, INC.

By:	/s/ Dana L. Perry
Dana L. Perry, Secretary of each of the foregoing entities

Signature Page to AZZ First Amendment

To induce Administrative Agent to enter into this Amendment, the undersigned hereby consent and agree (a) to its execution and delivery and terms and conditions thereof, (b) that this document in no way releases, diminishes, impairs, reduces, or otherwise adversely affects any guaranties, assurances, or other obligations or undertakings of any of the undersigned under any Loan Documents, and (c) waive notice of acceptance of this Amendment, which Amendment binds each of the undersigned and their respective successors and permitted assigns and inures to the benefit of Administrative Agent and their respective successors and permitted assigns.

GUARANTORS:

AZTEC INDUSTRIES, INC.

THE CALVERT COMPANY, INC.

GULF COAST GALVANIZING, INC.

ARKGALV, INC.

ARBOR-CROWLEY, INC.

ATKINSON INDUSTRIES, INC.

AZTEC INDUSTRIES, INC. – MOSS POINT

AUTOMATIC PROCESSING INCORPORATED

ARIZONA GALVANIZING, INC.

HOBSON GALVANIZING, INC.

CGIT WESTBORO, INC.

WESTSIDE GALVANIZING SERVICES, INC.

CARTER AND CRAWLEY, INC.

CENTRAL ELECTRIC COMPANY

CENTRAL ELECTRIC MANUFACTURING COMPANY

ELECTRICAL POWER SYSTEMS, INC.

CLARK CONTROL SYSTEMS, INC.

WITT GALVANIZING CINCINNATI, INC.

WITT GALVANIZING MUNCIE, INC.

WITT GALVANIZING PLYMOUTH, INC.

AZTEC MANUFACTURING PARTNERSHIP, LTD.

By:	AZZ GROUP, LP, its General Partner
By:	AZZ GP, LLC, its General Partner

AZTEC MANUFACTURING – WASKOM PARTNERSHIP, LTD.

By:	AZZ GROUP, LP, its General Partner
By:	AZZ GP, LLC, its General Partner

Signature Page to AZZ First Amendment

RIG-A-LITE PARTNERSHIP, LTD.
By:	AZZ GROUP, LP, its General Partner
	By:	AZZ GP, LLC, its General Partner

INTERNATIONAL GALVANIZERS PARTNERSHIP, LTD.
By:	AZZ GROUP, LP, its General Partner
	By:	AZZ GP, LLC, its General Partner

DRILLING RIG ELECTRICAL SYSTEMS CO. PARTNERSHIP, LTD.
By:	AZZ GROUP, LP, its General Partner
	By:	AZZ GP, LLC, its General Partner

AZZ GROUP, LP
By:	AZZ GP, LLC, its General Partner

AZZ GP, LLC

AZZ LP, LLC

By:		/s/ Dana L. Perry
Dana L. Perry, Secretary of each of the foregoing entities

AZZ HOLDINGS, INC.

By:		/s/ Mike McLain
Mike McLain, President

Signature Page to AZZ First Amendment

REPLACEMENT SCHEDULE 2.01

COMMITMENTS AND APPLICABLE PERCENTAGES

LENDER	COMMITMENT	COMMITMENT PERCENTAGE
Bank of America, N.A.	$60,000,000.00	100.00%
Total	$60,000,000.00	100.00%

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